_______________________________________________________________________________

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                             ____________________


                                   FORM 8-K

                                CURRENT REPORT

                             _____________________

                    Pursuant to Section 13 OR 15(d) of the
                        Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 4, 2004


                             Wynn Resorts, Limited
            (Exact Name of Registrant as Specified in its Charter)


            Nevada                        000-50028               46-0484987
(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
        Incorporation)                                       Identification No.)


       3131 Las Vegas Boulevard South
             Las Vegas, Nevada                                       89109
  (Address of Principal Executive Offices)                        (Zip Code)


                                (702) 770-7555
             (Registrant's telephone number, including area code)

________________________________________________________________________________

Item 5.  Other Events and Required FD Disclosure.

         On May 4, 2004, the Registrant issued a press release, filed herewith as Exhibit 99.1 and by this reference incorporated herein, announcing the appointment of Kiril Sokoloff to the Registrant's Board of Directors.

         On May 7, 2004, the Registrant issued a press release, filed herewith as Exhibit 99.2 and by this reference incorporated herein, announcing the commencement of a public offering of its common stock. On May 7, 2004, the Registrant also entered into an Equity Underwriting Agreement, dated May 7, 2004, between the Registrant and Deutsche Bank Securities Inc., as representative of the several Underwriters, for the sale by the Registrant of up to 8,050,000 shares of its common stock. The Equity Underwriting Agreement is filed as Exhibit 1 hereto.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits:

       Exhibit
       Number       Description
       -------      -----------

          1 Equity Underwriting Agreement, dated May 7, 2004, between Wynn Resorts, Limited and Deutsche Bank Securities Inc., as representative of the several Underwriters.

         99.1       Press Release, dated May 4, 2004, by Wynn Resorts, Limited.

         99.2       Press Release, dated May 7, 2004, by Wynn Resorts, Limited.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    May 11, 2004

                                               Wynn Resorts, Limited


                                               By: /s/ John Strzemp
                                                  ------------------------------
                                                  John Strzemp
                                                  Executive Vice President and
                                                  Chief Financial Officer

                                 EXHIBIT INDEX
                                 -------------

      Exhibit
       Number       Description
       -------      -----------

          1 Equity Underwriting Agreement, dated May 7, 2004, between Wynn Resorts, Limited and Deutsche Bank Securities Inc., as representative of the several Underwriters.

         99.1       Press Release, dated May 4, 2004, by Wynn Resorts, Limited.

         99.2       Press Release, dated May 7, 2004, by Wynn Resorts, Limited.